EXECUTION

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                          WASHINGTON MUTUAL BANK, FA,

                                   as SELLER


                                      and


                   STRUCTURED ASSET SECURITIES CORPORATION,

                                 as PURCHASER

                                      and


                             LEHMAN BROTHERS INC.



                       MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of March 1, 2000


                     WASHINGTON MUTUAL MORTGAGE LOAN TRUST
               MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2000-1


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                               TABLE OF CONTENTS

                       MORTGAGE LOAN PURCHASE AGREEMENT

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

RECITALS...........................................................................1



AGREEMENT.......................................................................   2


   1.    PURCHASE AND SALE OF MORTGAGE LOANS AND CERTIFICATES...................   2



   2.    REPRESENTATIONS AND WARRANTIES.........................................   4



   3.    SURVIVAL OF REPRESENTATIONS............................................   7



   4.    COVENANTS..............................................................   7



   5.    SUCCESSORS AND ASSIGNS, ADDITIONAL INFORMATION........................    8



   6.    INDEMNIFICATION.......................................................    8



   7.    NOTICES...............................................................   11



   8.    REPRESENTATIONS AND INDEMNITIES TO SURVIVE............................   11



   9.    MISCELLANEOUS.........................................................   11



   10.   SEVERABILITY OF PROVISIONS............................................   11



SCHEDULE I - MORTGAGE LOAN SCHEDULE............................................ SC-1







                       MORTGAGE LOAN PURCHASE AGREEMENT

         This Mortgage Loan Purchase Agreement (the "Agreement"), dated as of March 1, 2000, is executed on the Closing Date (as defined below) by and among Structured Assets Securities Corporation, a Delaware corporation (such entity, and its successors and assigns, being referred to herein as the "Purchaser"), Washington Mutual Bank, FA, a federally chartered savings association ("Seller"), as seller, and Lehman Brothers Inc. ("Lehman") in its capacity as underwriter of the Registered Certificates or placement agent of the Privately-Offered Certificates (each as defined below).

         The Purchaser, the Seller and Lehman hereby recite and agree as follows:

                                   RECITALS

          1. Schedule I attached hereto and made a part hereof (the "Mortgage Loan Schedule") lists certain conventional, adjustable rate, first lien residential mortgage loans (collectively, the "Mortgage Loans") owned by the Seller that the Seller desires to sell, without recourse, to the Purchaser, exclusive of the Seller's Retained Interest and the Seller's servicing rights with respect thereto.

          2. The Purchaser desires to purchase such Mortgage Loans and intends immediately thereafter to transfer all of its rights, title and interest in and to the Mortgage Loans to the Washington Mutual Mortgage Loan Trust (the "Trust") pursuant to the terms of a Pooling and Servicing Agreement, dated as of March 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Purchaser, the Seller, as seller and servicer, and Bankers Trust Company of California, N.A., as trustee of the Trust (the "Trustee").

          3. In exchange for the Mortgage Loans, the Trust shall issue to the Purchaser Mortgage-Backed Pass-Through Certificates, Series 2000-1, Class A1, Class M1, Class M2 and Class M3 (collectively, the "Registered Certificates") and the Class A2, Class B1, Class B2, Class B3 and Class R Certificates (the "Privately-Offered Certificates" and together with the Registered Certificates, the "Certificates") pursuant to the terms of the Pooling and Servicing Agreement.

          4. Lehman and the Seller have entered into a pricing letter dated as of March 24, 2000 (the "Pricing Letter") pursuant to which Lehman has agreed to purchase from the Seller and the Seller has agreed to sell to Lehman all of the Certificates, other than the Class A2 Certificates, the Class B3 Certificates and the Class R Certificate (the "Offered Certificates"), on the terms and conditions set forth therein.

          5. The Registered Certificates will be offered and sold by Lehman as sole underwriter pursuant to the terms and conditions of an Underwriting Agreement (Standard Terms) between the Purchaser and Lehman, dated April 16, 1996 (the "Underwriting Agreement (Standard Terms)"), as supplemented by a terms agreement, dated March 24, 2000 (the "Terms Agreement," and together with the Underwriting Agreement (Standard Terms), the "Underwriting Agreement") through the use of a prospectus supplement to be dated as of the date of its printing but not later than the Settlement Date (the "Prospectus Supplement") and a related prospectus dated of even date, the ("Base Prospectus" and together with the Prospectus Supplement, the "Prospectus"). The Privately-Offered Certificates will be offered by Lehman as sole Placement Agent pursuant to a Purchase Agreement, dated as of March 24, 2000 (the "Purchase Agreement"), between the Purchaser and Lehman through the use of a confidential private placement memorandum dated as of the date of its first use but not later than the Settlement Date, which private placement memorandum will incorporate the Base Prospectus (the "Private Placement Memorandum").

          6. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                                   AGREEMENT

         NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Purchase and Sale of Mortgage Loans and Certificates.

         (a) Concurrently with the execution and delivery hereof on March 31, 2000 (the "Closing Date"), the Seller hereby sells, assigns, transfers and otherwise conveys to the Purchaser, without recourse, all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than any such payments that were due on or prior to such date) and all payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Seller's right, title and interest in and to any related escrow account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller's rights under any insurance policies related to the Mortgage Loans and the Seller's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties. In consideration of such assignment and the covenants of the Seller set forth in Section 4 below, the Seller shall receive from the Purchaser on the Closing Date the Certificates in full consideration for the transfer of the Mortgage Loans to the Purchaser.

         (b) Lehman hereby agrees to purchase, or to cause the Purchaser to purchase, from the Seller and the Seller hereby agrees to sell to the Purchaser or Lehman all of the Offered Certificates at the prices agreed to by Lehman and the Seller in accordance with the terms of the Pricing Letter, but in no event at prices less than the "Take-Down" prices set forth in the Pricing Letter. The purchase and sale of all of the Offered Certificates shall settle on the Settlement Date and, if less than all the Offered Certificates are purchased and sold on the Settlement Date, on a subsequent date in no event later than the "Take-Down Date" specified in the Pricing Letter. On the Settlement Date and any such subsequent date, the Seller shall deliver to Lehman all of the Offered Certificates to be purchased and sold on such date, together with the certificate referred to in Section 2(b), against receipt of payment of the purchase price therefor as set forth in the Pricing Letter. On the Settlement Date, the Seller shall pay and/or reimburse to the Purchaser the costs and expenses incurred in connection with the issuance of the Certificates, including but not limited to the fees and expenses relating to rating agencies, accountants, underwriting fees, law firms, the printing and distribution of the Prospectus and the Private Placement Memorandum, the Trustee, the due diligence review of the Mortgage Loans and that portion of the registration fee paid by the Purchaser to the Securities and Exchange Commission (the "Commission") allocable to the registration of the Registered Certificates.

         (c) In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller does hereby deliver, or cause to be delivered, to the Purchaser (or its designee) each Trustee Mortgage File relating to the Mortgage Loans. In the case of Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the execution of this Agreement, the Seller, in lieu of delivering the related Trustee Mortgage Files, shall herewith deliver to the Purchaser an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Custodial Account have been so deposited. The Seller hereby convenants not take any action inconsistent with the ownership interest of the Purchaser or the holders of the Certificates in the Trustee Mortgage Files.

         (d) The Purchaser and the Seller intend that the conveyance by the Seller to the Purchaser of all its right, title and interest in and to the Mortgage Loans on the Closing Date pursuant to this Agreement shall be, and be construed as, a sale of the Mortgage Loans, without recourse, by the Seller to the Purchaser. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that the Mortgage Loans are held to be property of the Seller, or if this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in this Section 1 shall be deemed to be a grant by the Seller to the Purchaser, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Trustee Mortgage Files, and all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of the Trust Fund, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Trustee Mortgage Files, and including any Replacement Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) all amounts payable on or after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (D) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; and (E) all cash and non-cash proceeds of any of the foregoing; (iii) the possession or control by the Trustee or any agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be possession or control by the secured party, or possession or control by the Purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 or 9-115 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable, for the purpose of perfecting such security interest under applicable law. "Secured Obligations" means the rights of the Purchaser under this Agreement and the amount owing the holders of the Certificates. The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Seller shall prepare and deliver to the Purchaser at least six months prior to any filing date, and the Purchaser shall file, or shall cause to be filed, at the expense of the Seller, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Purchaser's security interest in or lien on the Mortgage Loans.

         Notwithstanding the foregoing provisions of this Section 1, (i) the Seller shall retain (A) the Seller's Retained Interest and (B) all servicing rights (including, without limitation, primary servicing and master servicing) relating to or arising out of the Mortgage Loans, and all rights to receive servicing fees, servicing income and other payments made as compensation for such servicing granted to it under the Pooling and Servicing Agreement pursuant to the terms and conditions set forth therein (collectively, the "Servicing Rights") and (ii) the Seller's Retained Interest and the Servicing Rights are not included in the collateral in which the Seller grants a security interest in favor of the Purchaser pursuant to the immediately preceding paragraph.

         2. Representations and Warranties

         (a) The Seller hereby represents and warrants to the Purchaser, as of the date of this Agreement, that:

               (i) the Seller has been duly organized and is validly existing and in good standing as a federally chartered savings association under the laws of the United States of America, with full power and authority to enter into and perform its obligations under this Agreement, and is in compliance with the laws of each jurisdiction in which a Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

               (ii) this Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding agreement of the Seller, enforceable against it in accordance with its terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors' rights generally or the rights of creditors of federally chartered savings associations, (B) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

               (iii) neither the execution and delivery by the Seller of this Agreement, nor the performance by the Seller of the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the charter or bylaws of the Seller or any law, governmental rule or regulation or any judgment, decree or order binding on the Seller or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Seller is a party or by which it is bound, or (B) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument, which, in the case of either (A) or (B), would have a material adverse effect on its ability to perform its obligations hereunder or on the financial condition of the Seller;

               (iv) there are no actions, suits or proceedings against the Seller pending or, to the knowledge of the Seller, threatened, or, to the knowledge of the Seller, investigations pending, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) which might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

               (v) the Seller is the owner of each Mortgage Loan;

               (vi) the Seller has acquired its ownership of each Mortgage Loan in good faith without notice of any adverse claim;

               (vii) the Seller has not assigned any interest or participation in any Mortgage Loan, or, if the Seller has assigned an interest or participation in any Mortgage Loan, such interest or participation has been fully released;

               (viii) the Seller has full right to sell the Mortgage Loans to the Purchaser;

               (ix) there has not been any material adverse change in the business, operations, financial condition, properties or assets of the Seller since December 31, 1999;

              (x) the Seller is not in violation of its charter or bylaws or in default under any agreement, indenture or instrument the effect of which default would have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or on the financial condition of the Seller;

               (xi) the Seller is not a party to, bound by or in breach or violation of any indenture or other agreement or order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it that materially and adversely affects the (A) ability of the Seller to perform its obligations under this Agreement or (B) the business, operations, financial condition, properties or assets of the Seller;

               (xii) the Seller is not as of the date hereof subject to any provisions of any supervisory agreement or memorandum of understanding with the Office of Thrift Supervision of the U.S. Department of Treasury; and

               (xiii) no consent, approval, authorization or order of any federal or state court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement.

         (b) On the Settlement Date, the Seller shall deliver to Lehman and the Purchaser a certificate of an authorized officer of the Seller to the effect that, as of the Settlement Date:

               (i) the information set forth in the Prospectus Supplement (excluding the information set forth under the captions "Description of the Certificates," "Yield, Prepayment and Weighted Average Life," "Underwriting," and "Annex I, Global Clearance, Settlement and Tax Documentation Procedures," such excluded information, the "Underwriter Information") does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

               (ii) the information set forth in the Private Placement Memorandum (excluding the Base Prospectus and the Underwriter Information incorporated in the Private Placement Memorandum, the information set forth under the captions "Notice to Investors", "Description of the Privately-Offered Certificates", "Yield on the Privately-Offered Certificates and Prepayments" and "Plan of Offering" and the information in Schedule I to Private Placement Memorandum, such excluded information, the "Initial Purchaser Information") does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         (c) The Seller hereby represents and warrants to the Purchaser that, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be, as of the date of this Agreement, each of the representations and warranties set forth in Section 2.04 of the Pooling and Servicing Agreement is true and correct.

         (d) The Purchaser hereby represents and warrants to the Seller that as of the date of this Agreement:

               (i) a registration statement on Form S-3 (File No. 333-31252), including the Base Prospectus (the "Registration Statement"), has been filed with the Commission and has become effective under the Securities Act of 1933, as amended (the "Securities Act"), and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated, or to the Purchaser's knowledge, threatened, by the Commission;

               (ii) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement; and

               (iii) this Agreement and the Pooling and Servicing Agreement have been duly authorized, executed and delivered by the Purchaser and constitute the legal, valid and binding agreements of the Purchaser enforceable against the Purchaser in accordance with their respective terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors' rights generally, (B) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement and the Pooling and Servicing Agreement which purport to provide indemnification from penalties under applicable securities laws.

         3. Survival of Representations. Each of the representations and warranties of the Seller and the Purchaser contained herein shall survive the purchase and sale of the Mortgage Loans pursuant hereto and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement. The representations and warranties shall not be impaired by any review and examination of documents to be delivered or held by the Seller in respect of each Mortgage Loan or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser or any successor or assignee thereof to review or examine such documents.

         4. Covenants.

         (a) The Seller hereby covenants to the Purchaser and Lehman that at any time when a prospectus relating to the Certificates is required to be delivered pursuant to the Securities Act or a Private Placement Memorandum is required to be delivered in connection with the placement of Privately-Offered Certificates, the Seller has knowledge that there has been a material change affecting the disclosures in the Prospectus Supplement or the Private Placement Memorandum or that the disclosures therein contain any untrue fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Seller promptly will notify the Purchaser of such change, untrue fact or omission and update the Prospectus Supplement and/or the Private Placement Memorandum at its expense subject to the prior written consent of the Purchaser. The Seller also agrees that, if required by applicable law, it will update the Prospectus Supplement and/or the Private Placement Memorandum at its expense, subject to the prior written consent of the Purchaser.

         (b) Each of Lehman and the Purchaser hereby covenants to the Seller that, in the event the Seller desires to sell any of the Class A2 Certificates, the Class B3 Certificate or the Class R Certificates, it will reasonably cooperate with the Seller to provide the Seller such information as may be required or appropriate for any offering memorandum or, in the case of the Class A2 Certificates, any registration statement and prospectus.

         5. Successors and Assigns, Additional Information.

         (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto; provided, however, that the Purchaser may assign its rights and obligations hereunder to the Trustee without the consent of the other parties hereto.

         (b) The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Mortgage Loans reasonably requested by the Purchaser or Lehman in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Pooling and Servicing Agreement, the Underwriting Agreement or the Purchase Agreement.

         6. Indemnification.

         (a) In addition to any repurchase and cure obligations of the Seller under the Pooling and Servicing Agreement, and any and all other remedies available to the Purchaser or Lehman under this Agreement, the Seller shall indemnify and hold harmless the Purchaser and Lehman against any and all losses, damages, penalties, fines, claims, forfeitures, lawsuits, court costs, reasonable attorney's fees, judgments, and any other costs, fees, and expenses, arising from claims made or actions brought by any person other than the Purchaser or Lehman based on or arising from any act or failure to act or any breach of any warranty, obligation, representation, or covenant contained in or made by the Seller pursuant to this Agreement by any agent, employee, representative or officer of the Seller or any of its affiliates. It is understood and agreed that any permitted assignee of the Purchaser (including the Trustee) shall be a third party beneficiary of this Agreement. The indemnification obligations of the Seller hereunder shall survive the termination of this Agreement.

         (b) The Purchaser agrees to indemnify and hold harmless the Seller and each person who controls the Seller within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact or alleged untrue statement of a material fact contained in the Registration Statement or the Base Prospectus, the Underwriter Information contained in the Prospectus Supplement or the Initial Purchaser Information contained in the Private Placement Memorandum, or in any revision or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact with respect to the Registration Statement required to be stated therein or necessary to make the statements therein not misleading, or with respect to the Base Prospectus, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or them in connection with investigating or defending any such loss, claim, damage, liability or action;

         (c) The Seller agrees to indemnify and hold harmless the Purchaser, its directors, its officers who signed the Registration Statement or any amendment thereof, Lehman, its directors and officers, and each person who controls the Purchaser or Lehman within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnities from the Purchaser to the Seller, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was in the Prospectus Supplement (or any updated or supplemented Prospectus Supplement) or the Private Placement Memorandum (or any updated or amended Private Placement Memorandum) and was not contained in the Underwriter Information or the Initial Purchaser Information, as applicable.

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party under this Section except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any other legal expenses subsequently and independently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation by the indemnified party undertaken with notice to and approval by the indemnifying party; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in subsections (a), (b) and (c) above, shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (e) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities referred to in subsection (a),
(b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Purchaser or Lehman on the one hand and the Seller on the other from the issuance of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or if the indemnified party failed to give the notice required under subsection
(d) above and the indemnifying party has been materially prejudiced by such failure, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Purchaser or Lehman on the one hand and the Seller on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations.

         The relative benefits received by the Purchaser on the one hand and the Seller on the other shall be deemed to be in the same proportion as the reimbursement for expenses received by the Purchaser from the Seller pursuant to Section 1 under the heading "Agreement" on the Closing Date bears to the principal amount of the Certificates on such date. The relative benefits received by Lehman on the one hand and the Seller on the other shall be deemed to be in the same proportion as the total cash compensation received by Lehman in connection with the underwriting of the Registered Certificates and the placement of the Privately-Offered Certificates bears to the principal amount of the Registered Certificates and the Privately-Offered Certificates on such date. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state material fact related to information supplied by the Purchaser or Lehman on the one hand, or the Seller, on the other hand, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

         The Purchaser, Lehman and the Seller agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection
(e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Purchaser, be addressed to it at Structured Asset Securities Corporation, 200 Vesey Street, 12th Floor, New York, New York, 10285, Attention: Single Family Mortgage Department, 12th Floor; if sent to Lehman, be addressed to it at Three World Financial Center, 12th Floor, New York, New York 10285-1200,
Attention: Scott Kimmel, Senior Vice President; or, if sent to the Seller, be addressed to it at Washington Mutual, FA, 9200 Oakdale Avenue, Chatsworth, California 91311, Attention: Fay L. Chapman, Senior Executive Vice President.

         8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, covenants, indemnities and other statements of the Purchaser, Lehman and the Seller and their respective officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchaser, Lehman or the Seller and will survive delivery of and payment for the Certificates. The provisions of Section 6 hereof shall survive the termination or cancellation of this Agreement.

         9. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.

         10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                                     * * *






         IN WITNESS WHEREOF, the Purchaser, Lehman and the Seller have caused this Agreement to be duly executed by their respective officers as of the day and year set forth below.



Dated:  March 31, 2000                   STRUCTURED ASSET SECURITIES
                                              CORPORATION



                                         By:
                                             ---------------------------------
                                              Name:
                                              Title:



                                         LEHMAN BROTHERS INC.



                                         By:
                                             ---------------------------------
                                              Name:
                                              Title:



                                         WASHINGTON MUTUAL BANK, FA



                                         By:
                                             ---------------------------------
                                              Name:
                                              Title:






                                  SCHEDULE I

                            MORTGAGE LOAN SCHEDULE